EXHIBIT 99.1





Company contacts:
Advanced Magnetics, Inc.                  Cytogen Corporation
Jerome Goldstein, CEO                     Michael Becker, CEO
  or Lisa Gordon, Investor Relations        or Stacy Shearer, Investor Relations
 (617) 497-2070                           (609) 750-8289


        PRESENTATIONS AT ISMRM SUGGEST COMBIDEX(R)USEFUL IN DETECTING THE
              SPREAD OF BREAST AND PROSTATE CANCERS TO LYMPH NODES

CAMBRIDGE, MA, AND PRINCETON, NJ (JULY 15, 2003) - Advanced Magnetics, Inc. (AMEX: AVM) and Cytogen Corporation (NASDAQ: CYTO) today announced data showing that magnetic resonance imaging (MRI) with Combidex(R) (ferumoxtran-10), an investigational iron oxide nanoparticle, aids in the non-invasive diagnosis of metastatic lymph nodes. The data presented at the International Society for Magnetic Resonance in Medicine (ISMRM) 11th Scientific Meeting held in Toronto, July 10-16, 2003 was from a study that included patients with breast and prostate cancer.

One presentation entitled "Detection of Minimal Nodal Disease in Patients with Breast Cancer," was made by Dr. Mukesh Harisinghani, Assistant Radiologist at Massachusetts General Hospital. Dr. Harisinghani concluded that Combidex-enhanced MRI is a useful tool for characterizing lymph nodes in patients with breast cancer. Dr. Harisinghani also noted that one of the patients analyzed in this presentation was determined to be free of metastatic disease based on sentinel node mapping and biopsy of the sentinel node but that another lymph node was determined to be metastatic based on Combidex-enhanced imaging. This second node was confirmed to be metastatic after removal at surgery.

A second presentation on data from prostate cancer patients was made by Dr. Ralph Weissleder, Director of the Center for Molecular Imaging Research at Massachusetts General Hospital. Dr. Weissleder concluded that Combidex is a useful MRI contrast agent for characterizing lymph nodes in patients with prostate cancer, and that Combidex-enhanced images alone may suffice for lymph node characterization.

"The data presented here show the potential role that Combidex-enhanced imaging could have in the diagnosis of lymph node metastases," stated Jerome Goldstein, Chairman and Chief Executive Officer of Advanced Magnetics. "The results coming from Dr. Harisinghani's group at Massachusetts General Hospital have consistently shown the advantages that Combidex could have in assisting physicians in staging cancer patients. We continue to be encouraged by these results."

"Both of the presentations made at ISMRM build on the data we have seen for Combidex in a number of cancers that spread to the lymph nodes," said Michael Becker, President and Chief Executive Officer of Cytogen Corporation, which has exclusive U.S. marketing rights to Combidex. "This growing body of scientific data supports our belief that Combidex could be an important new tool for physicians and their patients in staging a variety of cancers."

Combidex, the lead product in Advanced Magnetics' development pipeline, received an approvable letter, subject to certain conditions, from the U.S. Food and Drug Administration (FDA) for use in the diagnosis of metastatic lymph nodes. Advanced Magnetics continues to work with the FDA to resolve the outstanding issues from the approvable letter in an effort to bring Combidex to the market.

ABOUT ADVANCED MAGNETICS, INC.

Advanced Magnetics, Inc. is the premier developer of superparamagnetic iron oxide nanoparticles used in pharmaceutical products. As a leader in its field, Advanced Magnetics is dedicated to the development and commercialization of its proprietary nanoparticle technology for use in therapeutic iron compounds to treat anemia, as well as novel imaging agents to aid in the diagnosis of cardiovascular disease and cancer. For more information about Advanced Magnetics, please visit the company's website at www.advancedmagnetics.com, which is not part of this press release.

ABOUT CYTOGEN CORPORATION

Cytogen Corporation of Princeton, NJ is a product-driven, oncology-focused biopharmaceutical company. Cytogen markets proprietary and licensed oncology products through its in-house specialty sales force: ProstaScint(R) (a monoclonal antibody-based imaging agent used to image the extent and spread of prostate cancer) and NMP22(R) BladderChek(TM) (a point-of-care, in vitro diagnostic test for bladder cancer). Cytogen has also developed Quadramet(R), a skeletal targeting therapeutic radiopharmaceutical for the relief of bone pain in prostate and other types of cancer. Cytogen has exclusive U.S. marketing rights to Combidex(R), an ultrasmall superparamagnetic iron oxide contrast agent for magnetic resonance imaging of lymph nodes. Cytogen's pipeline comprises product candidates at various stages of clinical development, including fully human monoclonal antibodies and cancer vaccines based on PSMA (prostate specific membrane antigen) technology, which was exclusively licensed from Memorial Sloan-Kettering Cancer Center. Cytogen also conducts research in cell signaling through its AxCell Biosciences research division in Newtown, PA. For more information, please visit the company's website at www.cytogen.com, which is not part of this press release.

FOR ADVANCED MAGNETICS:

This document contains forward-looking statements. Any statements contained in this press release that do not describe historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include the following: uncertainties relating to Advanced Magnetics' ability to resolve the outstanding issues from the approvable letter received from the FDA for Combidex and to resolve final labeling for Combidex with the FDA, the timing and outcomes of FDA actions regarding Combidex, uncertainties regarding market acceptance of Combidex, uncertainties relating to third-party reimbursements, uncertainties relating to Advanced Magnetics' ability to continue to operate at commercial scale in compliance with FDA regulations and other applicable manufacturing requirements, uncertainties relating to patents and proprietary rights and other risks identified in Advanced Magnetics, Inc.'s Securities and Exchange Commission filings. Advanced Magnetics cautions readers not to place undue reliance on any forward-looking statements which speak only as of the date they are made. Advanced Magnetics disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. The data described herein is not part of the FDA's review of Combidex.

FOR CYTOGEN:

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements involve a number of risks and uncertainties and investors are cautioned not to put any undue reliance on any forward-looking statement. There are a number of important factors that could cause Cytogen's results to differ materially from those indicated by such forward-looking statements. In particular, Cytogen's business is subject to a number of significant risks, which include, but are not limited to, the risk of obtaining the necessary regulatory approvals, the risk of whether products result from development activities, the risk of shifts in the regulatory environment affecting sales of Cytogen's products such as third-party payor reimbursement issues, and the risk associated with Cytogen's dependence on its partners for development of certain projects. Cytogen cannot guarantee that Cytogen will actually achieve the plans, intentions or expectations disclosed in any such forward-looking statements. Cytogen's actual results may differ materially from Cytogen's historical results of operations and those discussed in such forward-looking statements and the risks stated above for various reasons, including, but not limited to, Cytogen's ability to carry out its business and financial plans, to successfully commercialize QUADRAMET(R), to determine and implement the appropriate strategic initiative for its AxCell Biosciences subsidiary, to fund development necessary for existing products and to pursue new product opportunities, to integrate in-licensed products such as NMP22(R) BladderChek(TM), to establish and successfully complete clinical trials where required for product approval, to obtain foreign regulatory approvals for products and to establish marketing arrangements in countries where approval is obtained, and other factors discussed in Cytogen's Form 10-K for the year ended December 31, 2002, as amended, and from time-to-time in Cytogen's other filings with the Securities and Exchange Commission. Any forward-looking statements made by Cytogen do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments Cytogen may make. Cytogen does not assume, and specifically disclaims, any obligation to update any forward-looking statements, and these statements represent Cytogen's current outlook only as of the date given.

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